UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21650

ASA Gold and Precious Metals Limited
(Exact name of registrant as specified in charter)

400 S. El Camino Real, Suite 710, San Mateo, CA	94402
(Address of principal executive offices)	(Zip code)

JP Morgan Chase Bank, N.A.
3 MetroTech Center, 6th Floor
Brooklyn, New York 11245
(Name and address of agent for service)

Registrant's telephone number, including area code:	650-376-3135

Date of fiscal year end:	November 30, 2011

Date of reporting period:	November 30, 2011

Item 1. Report of Stockholders

ASA Gold and Precious Metals Limited

Annual Report and Consolidated Financial Statements

November 2011

ASA Gold and Precious Metals Limited

Annual Report and
Consolidated Financial Statements

November 30, 2011

Table of Contents

Letter to shareholders 2
Forward-looking statements 5
Certain investment policies and restrictions 6
Report of independent registered public accounting firm 6
Consolidated schedules of investments 7
Portfolio statistics 9
Principal portfolio changes 9
Consolidated statements of assets and liabilities 10
Consolidated statements of operations 11
Consolidated statements of changes in net assets 12
Notes to consolidated financial statements 13
Financial highlights 17
Certain tax information for U.S. shareholders 18
Dividend reinvestment and stock purchase plan 20
Results of proposals presented at the annual general meeting of shareholders 21
Proxy voting 21
Form N-Q 21
Common share repurchases 21
Board of directors and officers 22
Privacy notice 23
Other information 24

Letter to Shareholders

          During 2011, the gold price increased for the eleventh consecutive year, and we believe that a number of economic and political factors continue to support a strong gold price. Although the gold price rose, investors in gold mining equities did not fare as well as they have in prior years as investor fears regarding the sustainability of the higher gold price was one of the factors that weighed on the valuation of the mining companies. Reflecting this trend, ASA Gold and Precious Metals Limited (ASA) recorded a total return of negative 4.6% based on its net asset value (NAV), including reinvested dividends, during the twelve months ended November 30, 2011 (fiscal year-end). The NAV of the Company was $32.46 per share at the fiscal year-end, versus $34.45 per share a year earlier. The closing price of ASA’s shares on the New York Stock Exchange (NYSE) on November 30, 2011 was $28.85, representing a share price discount to NAV of 11.1%. The share price of closed-end funds, like ASA, is determined by trading activity in the open market and, consequently, may reflect a premium to (higher than) or discount to (lower than) its underlying NAV.

          For the fiscal year 2011, ASA’s total return was less than the return of 2.9% for the FTSE Gold Mines Index. After several years of outperformance as compared to the FTSE Gold Mines Index, ASA’s NAV underperformed the index during the 2011 fiscal year due, in part, to the broader diversification of ASA’s portfolio across the precious metals sector as compared to the index. The Company’s newer investments in Tahoe Resources Inc. and Alacer Gold Corp. contributed positively to ASA’s total return over the past year but the gains were insufficient to overcome the underperformance from the platinum mining companies and some of the junior miners.

          The discount at which ASA’s shares trade in the marketplace started the fiscal year, in December 2010, at a very low level of 2.0% and slowly increased to a high of 12.6% during September of 2011. During the fiscal year, the average discount was 8.8%, in-line with the average of the last two years. The continued focus on discount management by the Board of Directors resulted in the timely purchase of 150,095 shares of the Company’s stock during September. Share repurchases are one of the tools that the Board may utilize which may help to mitigate the discount. In the last several years, the Board has also undertaken two tender offers, retiring more than one third of the outstanding shares. The Board continues to closely monitor the discount.

          During the fiscal year ending November 30, 2011, ASA distributed $0.36 per share versus distributions of $0.34 per share during the previous year. Gold mining producers have begun to increase dividend distributions in order to increase the attractiveness of their shares to investors. We believe the combination of cost reductions during the last year at ASA and increased dividends in the sector could result in a modest improvement in dividend distributions by the Company during 2012. Over time, dividend distributions have been an important component in the total return enjoyed by ASA’s shareholders.

Performance of the Gold Mining Shares

          The gold price increased 26% from November 30, 2010 to November 30, 2011. Gold bullion was one of the best performing assets during 2011 and for most of the last decade, outperforming the broader equity indices. Investors who allocated a portion of their investment portfolios to a diversified portfolio of gold and/or gold mining shares during the last decade have generally enjoyed an increased total return and lower overall portfolio volatility. Despite strong price performance by the metal during the last year, the share prices of most of the gold companies generally underperformed the gold price. Chart 1 below illustrates this situation. Both the junior and senior gold equities struggled to break even from a performance standpoint. Even the FTSE Gold Mines Index, which recorded a small gain during the last fiscal year, saw many of its constituents decrease in value.

Chart 1: Performance of Gold and Gold Companies

          Source: ASA Gold and Precious Metals Limited, Bloomberg

          The performance of mining shares during the last year can be attributed to a number of factors, including a prevalent risk-averse attitude on the part of investors, slowing economic growth rates, and rising operating costs. Currently, the senior gold mining companies are trading at approximately 0.8 times the Net Present Value (NPV) of anticipated future cash flows, using the spot gold price. Traditionally, the senior gold mining shares have traded at multiples of nearly 1.5 times NPV. At present valuations, we believe that the gold mining equities are the least expensive they have been in decades and present an excellent opportunity to participate in the gold and precious metals sector.

          The changing valuation landscape has had a positive effect. Mining executives who are dissatisfied with their share price performance have come to realize that investors require a return on their investments that cannot be achieved from an investment in gold bullion. As such, most of the senior gold producers announced increased dividend distributions during the last year. Chart 2 illustrates the historical dividends paid to ASA shareholders since 2005. Distributions increased sharply in 2007 and 2008, largely due to the distribution of capital gains generated as a result of the Company’s tender offers. Income, which represents dividend income earned by the portfolio, steadily declined for several years and has only recently improved. We anticipate that income may demonstrate further improvements during 2012 as a result of the enhanced dividends being announced throughout the industry.

Chart 2: Historical Dividends and Sources

          Source: ASA Gold and Precious Metals Limited

          Rising operating costs, a trend we have identified in past annual reports, continued to negatively affect the performance of the gold and precious metals mining companies. Over the last five years, the cost per tonne processed has increased at an average annual rate of over 10% per annum. At the same time, the average ore grade treated has decreased, causing the total cost per ounce of production to grow at over 15% per annum for the past five years. For most of this period, the rising gold price has more than compensated for the increase in costs. However, the trend of rising operating costs has negatively affected the share price performance.

Chart 3: Changes in Operating Costs and Ore Grade

          Source: Thompson Reuters GFMS, ASA Gold and Precious Metals Limited

          Project development costs also rose during 2011. Many projects are facing significant financing challenges as potential returns are now smaller and the need for development capital is larger. Companies that have the ability to finance their capital requirements with internal cash flow or have the ability to raise capital at prudent rates have been a focus of ASA’s research efforts.

          ASA management has sought higher-grade mining projects. Higher-grade assets afford the miner a greater degree of operating flexibility, providing support during periods of declining precious metals prices. As a recent industry analyst report highlighted, “Despite the size that is offered by bulk tonnage mines, it can be the selective operations that attract attention for suitors who also seek assurances on costs over the long term.” (CIBC, Barry Cooper, May 25, 2011). ASA has shied away from the large, low-grade projects with inexperienced management teams that require billions of dollars in capital to develop and a high gold price to justify. While these projects often have a high leverage to the gold price and the share price of these companies often outperform in a rising gold price environment, there is significant risk to the downside, as many investors learned in the volatile second half of 2008 and again in 2011. ASA continues to focus on the long term, with an eye towards projects that do not require an increasing gold price to remain in production or to increase reserves.

          Resource nationalism has become an increasingly pressing issue for mining companies. In fact, Ernst & Young LLP named it the leading global business risk for mining and metals businesses in 2011. A number of African countries, including Ghana and Zambia, have recently moved to increase taxes on mining operations. Other countries, such as Guinea, have proposed new legislation to increase state ownership in mining operations. This trend is most evident in Zimbabwe, where the government updated its indigenization law in 2011, requiring mining companies to hand over ownership of 51% of projects to locals within six months. This has created a difficult operating environment for the platinum miners. Those issues not only decrease the return on capital already invested in the projects, but have also caused the companies to postpone future investments as they are unwilling to invest capital in projects in which they do not own a controlling share. Resource nationalism is not unique to African countries, as many countries today are running a fiscal imbalance and are seeking a means to increase revenues to maintain their spending programs. During a period of high commodity prices, many of these countries have sought to increase their taxation of the mining industry. During the last year, Australia, Brazil, India, Ecuador, Zambia, Guinea, Ghana, Peru, Ecuador, and Mozambique have all sought to extract increased revenues from the mining industry. ASA’s broadly diversified portfolio assists in mitigating political risk of this type.

          Modern mining companies seek to reduce these risks by creating a greater recognition of the benefits provided through mining to the local economy. The “social license” to operate in a given locality is a factor that ASA takes into consideration in our investment decisions. Even when a national government wants a project to proceed, local interests can often prevent the development of a project. Our due diligence of mining assets is helpful in identifying which companies have the potential to gain the social license necessary to proceed with a major capital project, and is a key factor in our determination of which companies to invest in for our shareholders.

Changes to the Portfolio

          During the last year, one of the best performing investments in the ASA portfolio was Royal Gold, a U.S. based royalty company. A royalty company provides capital to the mining industry and thus, in a capital intensive industry such as mining, can prosper when capital is scarce. The advantage of this business model is that a royalty company is not subject to operating cost inflation to the same degree as are most mining companies. ASA also acquired a position in Franco-Nevada Corporation during 2011 as a means to increase our exposure to this corporate structure. The investment opportunities for a royalty com-

pany are enhanced by the high level of volatility in the equity markets, low valuation of gold mining shares and rising capital costs.

ASA Portfolio Allocation - November 30, 2011
Chart 4: By Country of Domicile

          Source: ASA Gold and Precious Metals Limited

Chart 5: By Location of Reserves

          Source: ASA Gold and Precious Metals Limited

Chart 6: By “Maturity” of Gold Operations

          Source: ASA Gold and Precious Metals Limited

          Totals may not equal 100% due to independent rounding.

          Recently ASA invested in Harmony Gold Mining, one of the oldest of the South African gold mining companies. The long-term prospects for development of the Wafi Golpu project in Indonesia holds the potential to improve the company’s valuation over time. Over the last decade, many of the South African domiciled mining companies have diversified globally and acquired some attractive international assets.

          Changes to the portfolio during 2011 included the acquisition of shares in Centamin Egypt Limited. Investor concerns regarding the future of Egypt following the Arab Spring resulted in substantial downward pressure on the valuation of Centamin, creating an opportunity for a long-term investor such as ASA. Centamin’s operations are isolated from much of the turmoil affecting the country. While performance of the shares has not yet rebounded, we believe that the quality of the asset justifies a small position in the portfolio. ASA also acquired a position in Centerra Gold during the last year. Centerra is a Canadian-based gold mining and exploration company that we believe has high quality assets and a strong management team. The company is engaged in the operation, exploration, development and acquisition of gold properties in Asia and the former Soviet Union, an area in which the portfolio had little previous exposure. Centerra’s primary asset is the long-life, low cost Kumtor Mine in the Kyrgyz Republic.

          Three small positions in junior mining companies were acquired during 2011 that have the potential to expand operations, develop quality assets and/or have excellent long-term exploration potential. We believe these companies, Stornoway Diamond Corporation, Silver Lake Resources and West Kirkland Gold Mining, all have good assets and strong management teams capable of adding shareholder value. To fund these acquisitions, ASA reduced its position in NovaGold Resources, as the valuation of the shares rose to a level which we believed no longer discounted the significant development and funding risk remaining to complete its projects.

Economic Uncertainty Providing Gold Price Support

          We believe the fundamental reasons to invest in the precious metals sector have changed very little during the last year. Studies have demonstrated that holding a portion of one’s investment portfolio in gold and precious metals, or in the mining equities in this sector, can improve the total return of the portfolio and lower the overall portfolio risk.

          The price of gold during the last year has largely reflected a highly distorted global market that has been fed by years of imbalance and fiscal largesse in the developed world. As governments and lending institutions have sought to resolve their financial imbalances, it has created further uncertainty and concern. There is a risk that governments, in order to finance their deficit spending, will resort to further inflationary policies. These fears have spilled into the precious metals markets as well, forcing gold prices higher, as concern that the fiscal adjustments necessary to put these imbalances back in order may lower global economic growth.

          The restructuring of debt within the European Union has been perhaps the single most significant financial issue overhanging financial markets during the last year as Portugal, Italy, Ireland, Greece and Spain (PIIGS) have overleveraged. The region’s inability to restructure their financial commitments has led to the most severe financial crisis Europe has faced since WWII. We believe that most of the solutions so far proposed could result in additional inflationary pressures, and that the news coming from the European Union may continue to be supportive of the gold price for the next twelve months. Political uncertainty has always been one of the pillars of support for gold prices, and we see no reason that this should change.

Doing More for Shareholders, with Less

          During the last couple of years, ASA has streamlined its operations and centralized the majority of its staff in California. The previous arrangement, with staff located in several different locations, was neither conducive to lowering operating costs nor efficient for the day-to-day operations of the Company. As a result of the consolidation of operations and the greater efficiencies gained, ASA saved more than $0.5 million in operating expenses during 2011 as compared to 2010. Approximately half of these savings were in legal and accounting costs, with the other half realized from simpler, leaner and more efficient operations. During the coming year, it is improbable that we will be able to significantly reduce costs again, but we anticipate that the efficiencies already gained will continue to result in management being able to “do more with less” for the foreseeable future. These changes have assisted in lowering the annual expense ratio from 0.81% in 2009 to 0.60% in 2011.

          Our research and due diligence efforts were not impacted by these cost reductions. During the 2011 fiscal year, management held more than 200 meetings with gold, silver, platinum and copper mining companies, including all of the companies held in the investment portfolio. Management conducted on-site investment research at numerous operations during the course of the year, including due diligence trips to assets in Colombia, Peru, Mali, Senegal, Ivory Coast, South Africa, Lesotho, Canada, Mongolia and, of course, the United States. Management believes strongly that “kicking the tires” and strong fundamental research of the companies in which we invest will result in better long-term returns and lower volatility.

          During 2010, ASA’s shareholders approved the creation of an investment adviser subsidiary for the purpose of providing investment advice and professional asset management to institutional investors interested in the metals and mining sector. During the course of 2011, ASA Precious Metals Advisers, LLC was registered with the State of California as an investment adviser and presented its services to several institutions interested in expanding their portfolios into metals and mining. In the coming year, we are accelerating this process and have added additional support to this business effort. Management believes that over time, this wholly-owned subsidiary of ASA may provide additional income to the Company, enhancing the total return to shareholders.

          As always, we acknowledge and appreciate the support from both the Board of Directors and our shareholders over the past year, and renew our commitment to put our experience and analyses to work for you.

David Christensen
President, Chief Executive Officer and Chief Investment Officer
January 20, 2012

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          Copies of financial reports for ASA Gold and Precious Metals Limited, as well as its latest net asset value, may be requested from ASA Gold and Precious Metals Limited, 400 S. El Camino Real, Suite 710, San Mateo, CA (650) 376-3135 or (800) 432-3378, and may be found on the Company’s website (www.asaltd.com). We would like to call to your attention the availability of the Dividend reinvestment and stock purchase Plan. See page 20 of this report for information on how shareholders can participate in this plan.

*     *     *     *     *     *

          The Annual General Meeting of Shareholders will be held on Thursday, March 15, 2012 at 10:00 a.m. at the offices of K&L Gates LLP, 599 Lexington Avenue, 32nd Floor, New York, New York, USA. We look forward to your attendance.

*     *     *     *     *     *

Forward-Looking Statements

          This shareholder letter includes forward-looking statements within the meaning of U.S. federal securities laws that are intended to be covered by the safe harbors created thereby. The Company’s actual performance or results may differ from its beliefs, expectations, estimates, goals and projections, and, consequently, investors should not rely on these forward looking statements as predictions of future events. Forward-looking statements are not historical in nature and generally can be identified by words such as “believe,” “anticipate,” “estimate,” “expect,” “intend,” “should,” “may,” “will,” “seek,” or similar expressions or their negative forms, or by references to strategy, plans, goals or intentions. The absence of these words or references does not mean that the statements are not forward-looking. The Company’s performance or results can fluctuate from month to month depending on a variety of factors, a number of which are beyond the Company’s control and/or are difficult to predict, including without limitation, the Company’s investment decisions; the performance of the securities in its investment portfolio; economic, political, market and financial factors; and the prices of gold, platinum and other precious minerals which may fluctuate substantially over short periods of time. The Company assumes no obligation to revise, correct or update the forward-looking statements, whether as a result of new information, future events or otherwise.

Certain investment policies and restrictions (unaudited)

The following is a summary of certain of the Company’s investment policies and restrictions and is subject to the more complete statements contained in documents filed with the Securities and Exchange Commission.

The Concentration of Investments in a Particular Industry or Group of Industries. It is a fundamental policy (i.e., a policy that may be changed only by shareholder vote) of the Company that at least 80% of its total assets be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion. Compliance with the percentage limitation relating to the concentration of the Company’s investments will be measured at the time of investment.

If investment opportunities deemed by the Company to be attractive are not available in the types of securities referred to in the preceding paragraph, the Company may deviate from the investment policy outlined in that paragraph and make temporary investments of unlimited amounts in securities issued by the U.S. Government, its agencies or instrumentalities or other high quality money market instruments.

The Percentage of Voting Securities of any one Issuer that the Company May Acquire. It is a non-fundamental policy (i.e., a policy that may be changed by the Board of Directors) of the Company that the Company shall not purchase a security if, at the time of purchase, more than 20% of the value of its total assets would be invested in securities of the issuer of such security.

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of
ASA Gold and Precious Metals Limited:

          We have audited the accompanying consolidated statements of assets and liabilities of ASA Gold and Precious Metals Limited (the “Company”), including the consolidated schedules of investments, as of November 30, 2011 and 2010, the related consolidated statements of operations, changes in net assets for each of the two years in the periods then ended, and the financial highlights for each of the five years indicated therein. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011 and 2010 by correspondence with the custodian or others. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of the Company at November 30, 2011 and 2010, the consolidated results of its operations, changes in its net assets for each of the two years in the periods then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 24, 2012

Consolidated schedules of investments

November 30, 2011 and November 30, 2010

	2011			2010

Name of Company	Shares/ Principal Amount	Fair Value	Percent of Net Assets	Shares/ Principal Amount	Fair Value	Percent of Net Assets

Common Shares
Gold and Silver investments Gold mining, exploration, development and royalty companies
Australia
Centamin Egypt Limited, (1)	3,250,000	$5,366,093	0.9%	—	$—	0.0%
Newcrest Mining Limited – ADRs	1,565,000	56,981,650	9.1	1,665,000	63,290,738	9.5
Silver Lake Resources Limited, (1)	1,100,000	4,049,445	0.6	—	—	—

		66,397,188	10.6		63,290,738	9.5

Canada
Agnico-Eagle Mines Limited	475,000	21,318,000	3.4	525,000	42,372,750	6.3
Alacer Gold Corporation, (1)(2)	1,343,400	15,579,479	2.5	—	—	—
Anatolia Minerals Development Limited, (1)(2)	—	—	—	1,343,400	9,358,252	1.4
Barrick Gold Corporation	1,250,000	66,100,000	10.6	1,300,000	67,145,000	10.0
Centerra Gold Inc.	325,000	7,269,779	1.2	—	—	—
Detour Gold Corporation, (1)	250,000	7,304,668	1.2	250,000	7,674,883	1.1
Eldorado Gold Corporation	650,000	11,739,000	1.9	650,000	11,336,000	1.7
Franco-Nevada Corporation	125,000	5,305,897	0.8	—	—	—
Goldcorp Inc.	1,082,400	58,114,056	9.3	1,082,400	49,346,616	7.4
Golden Star Resources Limited, (1)	—	—	—	750,000	3,240,000	0.5
IAMGOLD Corporation	600,000	12,108,000	1.9	600,000	9,828,000	1.5
Kinross Gold Corporation	1,325,000	18,510,250	3.0	1,125,000	19,608,750	2.9
Lake Shore Gold Corporation, (1)(3)	1,500,000	2,063,882	0.3	1,500,000	5,845,674	0.8
NovaGold Resources Inc., (1)(3)	1,735,168	19,937,081	3.2	2,307,691	33,207,674	5.0
Osisko Mining Corporation, (1)	250,000	2,769,042	0.4	250,000	3,845,966	0.6
Yamana Gold Inc.	—	—	—	600,000	7,008,000	1.0
West Kirkland Gold Mining Inc., (1)(4)	909,091	830,914	0.1	—	—	—
West Kirkland Gold Mining Inc., C$1.50 Warrants, 11/22/2012, (1)(4)	454,545	—	—	—	—	—

		248,950,048	39.8		269,817,565	40.2

Channel Islands
Randgold Resources Limited – ADRs	494,700	52,888,377	8.4	594,700	55,937,482	8.4

Latin America
Compañia de Minas Buenaventura S.A.A. – ADRs	909,000	35,587,350	5.7	959,000	48,563,760	7.3

South Africa
AngloGold Ashanti Limited	793,194	38,041,584	6.1	793,194	37,145,275	5.5
Gold Fields Limited	1,629,577	27,605,034	4.4	1,629,577	27,197,640	4.1
Harmony Gold Mining Company Limited	250,000	3,537,500	0.6	—	—	—

		69,184,118	11.1		64,342,915	9.6

United States
Newmont Mining Corporation	520,368	35,842,948	5.7	520,368	30,613,249	4.6
Royal Gold Inc.	210,000	17,104,500	2.7	210,000	10,819,200	1.6

		52,947,448	8.5		41,432,449	6.2

Total gold mining, exploration, development and royalty companies (Cost $212,353,051 – 2011, $198,682,843 – 2010)		525,954,529	84.0		543,384,909	81.2

Silver mining, exploration and development companies
Canada
Tahoe Resources Inc., (1)	923,200	16,858,040	2.7	523,200	8,262,931	1.2
Tahoe Resources Inc., (1)(3)	—	—	—	400,000	6,317,225	0.9

Total silver mining, exploration and development companies (Cost $6,709,422 – 2011 & 2010)		16,858,040	2.7		14,580,156	2.1

Total gold and silver investments (Cost $219,062,473 – 2011, $205,392,265 – 2010)		542,812,569	86.7		557,965,065	83.3

Consolidated schedules of investments (continued)

November 30, 2011 and November 30, 2010

	2011			2010

Name of Company	Shares/ Principal Amount	Fair Value	Percent of Net Assets	Shares/ Principal Amount	Fair Value	Percent of Net Assets

Platinum and Palladium investments Platinum and Palladium mining companies
South Africa
Anglo-American Platinum Limited, (5)	345,100	$23,449,845	3.7%	345,100	$32,139,047	4.8%
Impala Platinum Holdings Limited	1,322,400	27,986,516	4.5	1,322,400	37,685,514	5.7

		51,436,361	8.2		69,824,561	10.5

United Kingdom
Lonmin PLC – ADRs, (5)	189,700	3,187,379	0.5	189,700	4,997,925	0.8

Exchange traded funds
ETFS Palladium Trust, (1)	40,000	2,428,800	0.4	40,000	2,788,800	0.4
ETFS Platinum Trust, (1)	10,000	1,539,000	0.2	10,000	1,656,400	0.2

Total platinum and palladium investments (Cost $10,105,591 – 2011 & 2010)		58,591,540	9.4		79,267,686	11.9

Diamond mining, exploration and development companies
Canada
Stornoway Diamond Corporation, (1)	1,639,500	1,482,398	0.2		—	—

Total diamond mining, exploration and development companies (Cost $3,928,898 – 2011)		1,482,398	0.2		—	—

Diversified mineral resources companies
United Kingdom
Anglo American plc	414,800	15,762,923	2.5	414,800	18,206,659	2.7

United States
Freeport-McMoRan Copper & Gold Inc.	100,000	3,960,000	0.6	—	—	—

Total diversified mineral resources companies (Cost $5,240,272 – 2011, $1,762,502 – 2010)		19,722,923	3.2		18,206,659	2.7

Total common shares & warrants (Cost $238,337,234 – 2011, $217,260,358 – 2010)		622,609,430	99.4		655,439,410	97.9
Convertible Securities Gold mining companies
Canada
NovaGold Resources Inc. 5.50% Senior Convertible Notes, due 5/01/2015 (Cost $5,000,000 – 2010)	—	—	—	5,000,000	7,920,500	1.2

Total investments (Cost $238,337,234 – 2011, $222,260,358 – 2010), (6)		622,609,430	99.4		663,359,910	99.1

Cash, receivables, and other assets less liabilities		3,470,595	0.6		6,272,953	0.9

Net assets		$626,080,025	100%		$669,632,863	100%

(1) Non-income producing security.

(2) The Company owned 1,343,400 shares of Anatolia Minerals Development Limited at November 30, 2010. Anatolia Minerals Development Limited and Avoca Resources Limited merged in February, 2011 to form Alacer Gold Corporation. The Company owned 1,343,400 shares of Alacer Gold Corporation at November 30, 2011.

(3) Restricted security – November 30, 2010 only.

(4) Restricted security.

(5) Non-income producing security – November 30, 2010 only.

(6) Cost of investments shown approximates cost for U.S. federal income tax purposes, determined in accordance with U.S. federal income tax principles. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at November 30, 2011 were $403,223,301 and $18,951,104, respectively, resulting in net unrealized appreciation on investments of $384,272,197. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at November 30, 2010 were $447,276,964 and $6,177,412 respectively, resulting in net unrealized appreciation on investments of $441,099,552.

ADR – American Depository Receipt

Percentages may not total 100% due to independent rounding.

The notes to consolidated financial statements form an integral part of these statements.

Portfolio statistics (unaudited)*

November 30, 2011 and November 30, 2010

Geographic breakdown*	2011	2010
Canada	42.7%	43.5%
South Africa	19.3%	20.1%
Australia	10.6%	9.5%
United States	9.7%	6.8%
Channel Islands	8.4%	8.4%
Latin America	5.7%	7.3%
United Kingdom	3.0%	3.5%
Cash	0.6%	0.9%

	100.0%	100.0%

* Geographic breakdowns, which are based on company domiciles, are expressed as a percentage of total net assets including cash.

Principal portfolio changes during the years ended	2011		2010
November 30, 2011 and 2010 (unaudited)	Increase	Decrease	Increase	Decrease

Agnico-Eagle Mines Limited		50,000		75,000
Alacer Gold Corporation			1,343,400
AngloGold Ashanti Limited				150,000
Barrick Gold Corporation		50,000	50,000
Centamin Egypt Limited	3,250,000
Centerra Gold Inc.	325,000
Compañia de Minas Buenaventura S.A.A. - ADRs		50,000		400,000
Detour Gold Corporation			250,000
Eldorado Gold Corporation			650,000
ETFS Palladium Trust			40,000
ETFS Platinum Trust			10,000
Franco-Nevada Corporation	125,000
Freeport-McMoRan Copper & Gold Inc.	100,000
Gold Fields Limited				350,000
Golden Star Resources Limited		750,000
Harmony Gold Mining Company Limited	250,000
Kinross Gold Corporation	200,000
Lake Shore Gold Corporation, (1)			1,500,000
Lonmin PLC - ADRs				100,000
Newcrest Mining Limited - ADRs		100,000
Newmont Mining Corporation			100,000
NovaGold Resources Inc. 5.50% Senior Convertible Notes, due 5/01/2015		5,000,000		10,000,000
NovaGold Resources Inc., $1.50 Warrants, 01/21/13, (1)				2,307,691
NovaGold Resources Inc., (1)		572,523	1,150,000
Osisko Mining Corporation			250,000
Randgold Resources Limited - ADRs		100,000		125,000
Royal Gold Inc.			60,000
Silver Lake Resources Limited	1,100,000
Stornoway Diamond Corporation	1,639,500
Tahoe Resources Inc.			523,200
Tahoe Resources Inc., (1)			400,000
West Kirkland Gold Mining Inc., (2)	909,091
West Kirkland Gold Mining Inc., C$1.50 Warrants, 11/22/2012, (2)	454,545
Yamana Gold Inc.		600,000

(1)	Restricted security - November 30, 2010 only.

(2)	Restricted security.

Consolidated statements of assets and liabilities

November 30, 2011 and 2010

	2011	2010

Assets

Investments, at fair value
Cost $238,337,234 in 2011 $222,260,358 in 2010	$622,609,430	$663,359,910
Cash & cash equivalents	9,159,668	6,952,215
Interest receivable	—	22,917
Dividends receivable	809,176	264,149
Receivable for securities sold	—	862,461
Other assets	136,567	118,322

Total assets	$632,714,841	$671,579,974

Liabilities

Payable for securities purchased	$5,098,400	$—
Accounts payable and accrued liabilities	874,231	1,188,638
Liability for retirement benefits due to current and future retired directors	662,185	758,473

Total liabilities	$6,634,816	$1,947,111

Net assets	$626,080,025	$669,632,863

Common shares $1 par value
Authorized: 30,000,000 shares
Issued and Outstanding: 19,289,905 shares in 2011 and 19,440,000 in 2010	$19,289,905	$19,440,000
Share premium (capital surplus)	1,372,500	1,383,180
Undistributed net investment income	20,382,825	22,131,515
Undistributed net realized gain from investments	309,130,485	293,971,289
Undistributed net realized (loss) from foreign currency transactions	(108,370,820)	(108,392,659)
Net unrealized appreciation on investments	384,272,197	441,099,552
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	2,933	(14)

Net assets	$626,080,025	$669,632,863

Net asset value per share (Based on outstanding shares of 19,289,905 in 2011 and 19,440,000 in 2010)	$32.46	$34.45

The closing price of the Company’s shares on the New York Stock Exchange was $28.85 and $33.87 on November 30, 2011 and 2010, respectively.

The notes to consolidated financial statements form an integral part of these statements.

Consolidated statements of operations

Years ended November 30, 2011 and 2010

	2011	2010

Investment income
Dividend income (net of foreign withholding taxes of $632,892 and $376,005, respectively and ADR issuance fees of $101,554 and $33,300, respectively)	$5,685,086	$4,163,093
Interest income	215,976	759,135

Total investment income	5,901,062	4,922,228

Expenses
Shareholder reports and proxy expenses	138,633	171,764
Directors’ fees and expenses	276,343	350,250
Retired directors’ fees	101,250	112,500
Investment research	908,053	793,580
Administration and operations	1,329,353	1,666,624
Administration and operations – other (1)	—	615,000
Fund accounting	164,326	144,926
Transfer agent, registrar and custodian	174,403	120,573
Legal fees	458,986	679,139
Audit fees	105,001	103,999
Search fees – recruitment	—	197,000
Professional fees – other	30,101	6,270
Insurance	135,572	126,494
Dues and listing fees	35,000	98,091
Adviser operating expenses	98,519	—
Other	3,174	6,697

Total expenses	3,958,714	5,192,907
Less – reduction in retirement benefits due to directors	(96,288)	(78,548)

Net expenses	3,862,426	5,114,359

Net investment income (loss)	2,038,636	(192,131)

Net realized and unrealized gain from investments and foreign currency transactions
Net realized gain from investments
Proceeds from sales	42,414,541	66,935,091
Cost of securities sold	19,632,082	24,766,611

Net realized gain from investments	22,782,459	42,168,480

Net realized income (loss) from foreign currency transactions
Investments	—	(864,679)
Foreign currency	21,839	(5,731)

Net realized gain (loss) from foreign currency transactions	21,839	(870,410)

Net increase (decrease) in unrealized appreciation on investments
Balance, beginning of period	441,099,552	386,318,269
Balance, end of period	384,272,197	441,099,552

Net increase (decrease) in unrealized appreciation on investments	(56,827,355)	54,781,283

Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	2,947	(14)

Net realized and unrealized gain (loss) from investments and foreign currency transactions	(34,020,110)	96,079,339

Net increase (decrease) in net assets resulting from operations	$(31,981,474)	$95,887,208

(1) Represents expense for amount payable upon termination of the Services Agreement between the Company and LGN Group, LLC.
See more details in Note 7.

The notes to consolidated financial statements form an integral part of these statements.

Consolidated statements of changes in net assets

Years ended November 30, 2011 and 2010

	2011	2010

Net investment income (loss)	$2,038,636	$(192,131)
Net realized gain from investments	22,782,459	42,168,480
Net realized gain (loss) from foreign currency transactions	21,839	(870,410)
Net increase (decrease) in unrealized appreciation on investments	(56,827,355)	54,781,283

Net increase in unrealized gain (loss) on translation of assets and liabilities in foreign currency	2,947	(14)

Net increase (decrease) in net assets resulting from operations	(31,981,474)	95,887,208
Dividends paid/payable
From undistributed net investment income	(3,475,185)	(388,800)
From net realized gain from investments	(3,472,183)	(6,220,800)

Adjustment – share repurchase

Cost of common shares purchased	(4,623,996)	—

Net increase (decrease) in net assets	(43,552,838)	89,277,608
Net assets, beginning of year	669,632,863	580,355,255

Net assets, end of year	$626,080,025	$669,632,863

The notes to consolidated financial statements form an integral part of these statements.

Notes to consolidated financial statements

Years ended November 30, 2011 and 2010

1. Summary of significant accounting policies These consolidated financial statements include ASA Gold and Precious Metals Limited (the “Company”), and its wholly owned subsidiary, ASA Gold and Precious Metals Advisers, LLC. The Company is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, and was organized as an exempted limited liability company under the laws of Bermuda. ASA Gold and Precious Metals Advisers, LLC is registered as an investment adviser with the state of California and is organized under the laws of Delaware. The following is a summary of the significant accounting policies:

A. Investments

The net asset value of the Company generally is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) or the Toronto Stock Exchange (the “TSX”), whichever is later, on the date for which the valuation is being made (the “Valuation Time”). Portfolio securities listed on U.S. and foreign stock exchanges generally are valued at the last reported sale price as of the Valuation Time on the exchange on which the securities are primarily traded, or the last reported bid price if a sale price is not available. Securities traded over the counter are valued at the last reported sale price or the last reported bid price if a sale price is not available. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets.

Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures approved by, the Company’s Board of Directors. If a security is valued at a “fair value”, that value may be different from the last quoted price for the security. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the nature of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion rights on the security; and changes in overall market conditions.

Where the Company holds securities listed on foreign stock exchanges and American Depository Receipts (“ADRs”) representing these securities are actively traded on the NYSE, the securities normally are fair valued based on the last reported sales price of the ADRs.

The difference between cost and fair value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

At November 30, 2011 and November 30, 2010, the Company held investments in restricted securities of 0.1% and 6.8% of net assets, respectively, valued in accordance with procedures approved by the Company’s Board of Directors as reflecting fair value, as follows:

Restricted Securities November 30, 2011

Shares/ Warrants	Cost	Issuer	Value Per Unit	Value	Acquisition Date
909,091	$1,008,370	West Kirkland Gold Mining Inc.	$0.91	$830,914	11/22/2011
454,545	$0	West Kirkland Gold Mining Inc.,	$0.00	$0	11/22/2011
		C$ 1.50 Warrants, 11/22/2012

November 30, 2010

Shares/ Warrants	Cost	Issuer	Value Per Unit	Value	Acquisition Date
400,000	$2,287,880	Tahoe Resources Inc.	$15.79	$6,317,225	5/28/2010
2,307,691	$4,407,690	NovaGold Resources Inc.	$14.39	$33,207,674	7/13/2010
1,500,000	$5,246,250	Lake Shore Gold Corporation	$3.90	$5,845,674	11/04/2010

Investments in security measurements:
In accordance with U.S. GAAP, fair value is defined as the price that the Company would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Company’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

Notes to consolidated financial statements (continued)

Years ended November 30, 2011 and 2010

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2011 and 2010 in valuing the Company’s investments at fair value:

Investments in Securities
Measurements at November 30, 2011

Description (1)	Level 1	Level 2	Level 3	Total
Common Shares and Warrants
Gold and silver investments	$468,262,357	$74,550,212	$—	$542,812,569
Platinum and palladium investments	55,404,161	3,187,379	—	58,591,540
Diamond mining, exploration and development companies	1,482,398		—	1,482,398
Diversified mineral resources companies	3,960,000	15,762,923		19,722,923

Total	$529,108,916	$93,500,514	$—	$622,609,430

Transfers in and out of the levels are recognized at the value at the end of the period. Newcrest Mining Limited - ADRs were transferred from Level 2 to Level 1 during the year ended November 30, 2011. On November 30, 2011 the ADRs were priced based on the closing price of the ADRs, as opposed to fair valued based on the closing price of Newcrest Mining Limited common stock on the Australian Stock Exchange on November 30, 2010.

(1) See consolidated schedules of investments for country classifications.

Investments in Securities
Measurements at November 30, 2010

Description (1)	Level 1	Level 2	Level 3	Total
Common Shares and Warrants
Gold and silver investments	$397,123,739	$160,841,326	$—	$557,965,065
Platinum and palladium investments	74,269,761	4,997,925	—	79,267,686
Diversified mineral resources companies	—	18,206,659	—	18,206,659
Convertible Securities
Gold mining companies	—	7,920,500	—	7,920,500

Total	$471,393,500	$191,966,410	$—	$663,359,910

(1)	See consolidated schedules of investments for country classifications.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy; quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is evaluating the implications of ASU 2011-04, and its impact on future financial statements.

B. Cash and Cash Equivalents

The Company considers all money market and all highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. The majority of the Company’s cash and cash equivalents at November 30, 2011 and 2010 consisted of overnight deposit of excess funds in commercial paper issued by JPMorgan Chase & Co.

C. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange reported one hour after the Valuation Time. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the consolidated statements of operations.

Notes to consolidated financial statements (continued)

Years ended November 30, 2011 and 2010

D. Securities Transactions and Investment Income

During the year ended November 30, 2011, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $42,414,541 and $35,708,957, respectively. During the year ended November 30, 2010, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $66,935,091 and $59,405,323, respectively.

Dividend income is recorded on the ex-dividend date, net of withholding taxes and ADR issuance fees, if any. Interest income is recognized on the accrual basis.

E. Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The reporting for financial statement purposes of dividends paid from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. The differences are caused primarily by the separate line item reporting for financial statement purposes of foreign exchange gains or losses.

F. Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

G. Basis of Presentation

The consolidated financial statements are presented in U.S. dollars. Certain 2010 expense amounts have been reclassified to conform to 2011 presentation.

H. Income Taxes

In accordance with U.S. GAAP requirements regarding accounting for uncertainties on income taxes, management has analyzed the Company’s tax positions taken on federal and state income tax returns, as applicable, for all open tax years. As of November 30, 2011 and 2010, the Company has not recorded any unrecognized tax benefits. The Company’s policy, if it had unrecognized benefits, is to recognize accrued interest and penalties in operating expenses.

2. Tax status of the Company The Company is not subject to Bermuda tax as an exempted limited liability company organized under the laws of Bermuda. Nor is the Company generally subject to U.S. federal income tax, since it is a non-U.S. corporation whose only business activities in the United States is trading in stocks or securities for its own account; and under the U.S. federal tax law that activity does not constitute a trade or business within the United States, even if its principal office is located therein. As a result, its gross income is not subject to U.S. federal income tax, though certain types of income it earns from U.S. sources (such as dividends of U.S. payors) are subject to withholding tax.

3. Exemptive order The Company is a closed-end investment company and operates pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”) pursuant to Section 7(d) of the 1940 Act (the “Order”). The Order is conditioned upon the Company, among other things, complying with certain requirements relating to the custody and settlement of securities outside of the United States in addition to those required of other registered investment companies. These conditions have made it more difficult for Company to implement a flexible investment strategy and to fully achieve its desired portfolio diversification. As a result, the Company’s investment performance at times may be impacted. The Company has an exemptive application pending with the SEC since September 3, 2011 to modify these conditions. No assurance can be provided however that the SEC will issue an order in connection with such application.

4. Retirement plans The Company has recorded a liability for retirement benefits due to retired directors and one current director upon retirement. The liability for these benefits at November 30, 2011 and 2010 was $662,185 and $758,473, respectively. A director whose first election to the Board of Directors was prior to January 1, 2008 qualifies to receive retirement benefits if he has served the Company (and any of its predecessors) for at least twelve years prior to retirement. Directors first elected on or after January 1, 2008 are not eligible to participate in the plan.

During the year ended November 30, 2011, the Company recorded a reduction of $96,288 to the liability for retirement benefits due to future and current retired directors. This adjustment related to the change in the retirement liability based on the valuation of these benefits for the year ended November 30, 2011, and a reduction due to the death of a retired director.

During the year ended November 30, 2010, the Company recorded a reduction of $78,548 to the liability for retirement benefits due to future and current retired directors. This adjustment related to the change in the retirement liability based on the valuation of these benefits for the year ended November 30, 2010, and a reduction due to the death of a retired director.

5. Concentration risk The Company invests at least 80% of its total assets in securities of companies engaged, directly or indirectly, in the exploration, mining or processing of gold or other precious minerals. The Company also invests a substantial portion of its assets in countries that are domiciled and/or have operations outside of the United States, including emerging market

Notes to consolidated financial statements (continued)

Years ended November 30, 2011 and 2010

countries, such as South Africa. The Company is, therefore, subject to gold and precious metals related risk as well as risk related to investing in foreign securities, including political, economic, regulatory, liquidity, currency fluctuation, and foreign exchange risks. Because the Company’s investments are concentrated in a limited number of securities of companies involved in the holding or mining of gold and other precious minerals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

6. Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

7. Related parties The Company’s former Chief Financial Officer and Treasurer was appointed to serve in those capacities in February 2009. He is the member/owner of LGN Group, LLC, an entity which provided shareholder and administrative services to the Company. Fees paid to LGN Group, LLC for the periods ended November 30, 2011 and from the date of the former Chief Financial Officer and Treasurer’s appointment to November 30, 2010 were $11,333 and $573,750, respectively. In addition, at May 31, 2010 the Company accrued a $615,000 payment payable upon termination of the Services Agreement between the Company and LGN Group, LLC. The Services Agreement was terminated on October 31, 2010. Rodney Yee, the Company’s current Chief Operating Officer, Chief Financial Officer and Treasurer, was appointed to those positions on September 27, 2010.

8. Investment adviser subsidiary On July 23, 2010, the SEC granted the Company no-action relief to organize a whole-owned investment adviser subsidiary. In reliance on such relief, the Company established ASA Gold and Precious Metals Advisers, LLC (the “Adviser”) as a Delaware limited liability company on December 8, 2010.

The Company incurred allocated expenses of $98,519 for the administration and operations of the Adviser during the period ended November 30, 2011, which are reflected in Adviser operating expenses on the Consolidated Statement of Operations.

9. Compensation matters For the years ended November 30, 2011 and November 30, 2010, the aggregate remuneration paid to the Company’s officers was $1,195,000 and $1,159,683, respectively. The aggregate remuneration paid to the Company’s directors was $216,250 and $257,000, respectively. In addition, $565,031 and $419,980, respectively was accrued for bonuses to the Company’s officers and employees.

10. Operating lease commitment In December 2009, the Company entered into a three-year operating lease agreement in San Mateo, CA for approximately 2,500 square feet to be used as office space for its employees. The lease provides for future minimum rental payments in the aggregate amount of $103,907 as of November 30, 2011. The lease contains escalation clauses relating to the tenant’s share of insurance, operating expenses and tax expenses of the lessor.

Future minimum rental commitments under the lease are as follows:

12/1/11-2/29/12	$20,289
3/1/12-2/28/13	83,618

Total	$103,907

11. Stock split During the year ended November 30, 2010, the Company’s Board of Directors approved a 3-for-1 stock split in the form of a stock distribution to shareholders of record at the close of business on April 15, 2010. The additional shares were distributed on May 3, 2010 and trading in the Common Shares on a split-adjusted basis began on May 4, 2010. The Company’s issued and outstanding shares, after giving effect to the stock split and tender offer voted previously, increased from 6,480,000 at the end of November 30, 2009 to 19,440,000 at the end of November 30, 2010. The Company did not conduct a tender offer in its 2010 or 2011 fiscal year.

12. Shares repurchased In June 2011, the Company’s Board of Directors approved the reauthorization of the Share Repurchase Plan. The Company may from time to time purchase its common shares at a discount to NAV on the open market in such amounts and at such prices as the Company may deem advisable.

During the year ended November 30, 2011, the Company repurchased 150,095 common shares at a cost of approximately $4.6 million. The Company had 19,289,905 shares outstanding as of November 30, 2011.

13. Subsequent event In accordance with U.S. GAAP provisions, management has evaluated the possibility of subsequent events existing in the Company’s consolidated financial statements through the date the consolidated financial statements were issued. On December 22, 2011, the Company segregated $12,000 in cash to meet California Minimum Financial requirements under CCR Section 260.237.2 for the benefit of the Adviser.

Financial highlights

	Year ended November 30

	2011	2010	2009 (4)	2008 (4)	2007 (4)

Per share operating performance

Net asset value, beginning of year	$34.45	$29.85	$15.79	$28.26	$24.73

Net investment income (loss)	0.11	(0.01)	(0.01)	0.21	0.37
Net realized gain from investments	1.17	2.17	3.33	6.00	3.63
Net realized gain (loss) from foreign currency transactions	—	(0.04)	(0.26)	(0.37)	(0.62)
Net increase (decrease) in unrealized appreciation on investments	(2.93)	2.82	11.21	(15.89)	0.92
Net unrealized income (loss) on translation of assets and liabilities in foreign currency	—	—	—	—	—

Net increase (decrease) in net assets resulting from operations	(1.65)	4.94	14.27	(10.05)	4.30
Dividends
From net investment income	(0.18)	(0.02)	(0.03)	(0.21)	(0.37)
From net realized gain on investments	(0.18)	(0.32)	(0.43)	(0.46)	(0.40)
Capital share transactions:
Effect of tender offer / share repurchase	0.02	—	0.25	(1.75)	—

Net asset value, end of year	$32.46	$34.45	$29.85	$15.79	$28.26

Market value per share, end of year	$28.85	$33.87	$26.52	$14.08	$24.42

Total investment return
Based on market price per share (1)	(13.73%)	29.09%	101.15%	(42.12%)	19.02%
Based on net asset value per share (2)	(4.57%)	16.61%	101.97%	(43.91%)	19.19%

Ratio of average net assets
Expenses (3)(5)	0.60%	0.89%	0.81%	0.86%	0.53%
Net investment income (loss)	0.31%	(0.03%)	(0.06%)	0.80%	1.44%

Supplemental data
Net assets, end of year (000 omitted)	$626,080	$669,633	$580,355	$341,095	$813,790
Portfolio turnover rate	5.56%	10.46%	7.93%	21.33%	12.07%
Shares outstanding (000 omitted)	19,290	19,440	21,240	26,400	28,800

(1) Total investment return is calculated assuming a purchase of common shares at the current market price at close the day before and a sale at the current market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(2) Total investment return is calculated assuming a purchase of common shares at the current net asset value at close the day before and a sale at the current net asset value on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(3) The reduction in retirement benefits due to directors reduced the ratio of expenses to average net assets in 2009 from .87% to .81%.

(4) Per share amounts and shares outstanding or weighted average shares have been restated to reflect 3-for-1 stock split that occurred in May 2010. See Note 11 to consolidated financial statements.

(5) The investment advisory operating expenses impacted the expense ratio by 0.02% during fiscal year 2011.

The notes to consolidated financial statements form an integral part of these statements.

Certain tax information for
U.S. shareholders(1) (unaudited)

          The following is of a general nature only and is not, and should not be interpreted as, legal or tax advice to any particular U.S. shareholder of the Company. Due to the complexity and potentially adverse effect of the applicable tax rules summarized below, U.S. shareholders are strongly urged to consult their own tax advisors concerning the impact of these rules on their investment in the Company and on their individual situations.

          Under rules enacted by the Tax Reform Act of 1986, the Company became a “passive foreign investment company” (a “PFIC”) on December 1, 1987. The manner in which these rules apply depends on whether a U.S. shareholder (1) elects to treat the Company as a qualified electing fund (“QEF”) with respect to his Company shares, (2) elects to “mark-to-market” his Company shares as of the close of each taxable year, or (3) makes neither election.

          In general, if a U.S. shareholder of the Company does not make either such election, any gain realized on the disposition of his Company shares will be treated as ordinary income. In addition, such a shareholder will be subject to an “interest charge” on part of his tax liability with respect to such gain as well as with respect to an “excess distribution” made by the Company (as explained in the following paragraph). Furthermore, shares held by such a shareholder may be denied the benefit of any otherwise applicable increase in tax basis at death. Under proposed regulations, a “disposition” would include a U.S. taxpayer’s becoming a nonresident alien.

          As noted, the general tax consequences described in the preceding paragraph apply to an “excess distribution” on Company shares, which means the total distributions by the Company a shareholder receives during a taxable year that are more than 125% of the average amount it distributed for the three preceding taxable years.* If the Company makes an excess distribution in a year, a U.S. shareholder who has not made a QEF or mark-to-market election would be required to allocate the excess amount ratably over the entire holding period for his shares. That allocation would result in tax being payable at the highest applicable rate in the prior taxable years to which the distribution is allocated and interest charges being imposed on the resulting “underpayment” of taxes made in those years. In contrast, a distribution that is not an excess distribution would be taxable to a U.S. shareholder as a normal dividend,** with no interest charge.

          If a U.S. shareholder elects to treat the Company as a QEF with respect to his Company shares for the first year he holds those shares, the rules described in the preceding paragraphs generally would not apply. Those rules also would not apply to a U.S. shareholder who makes the QEF election after such first year and also elects to treat his shares generally as if they were sold for their fair market value on the first day of the first taxable year of the Company for which the QEF election is effective, in which event the gain from such “deemed sale” would be treated as an excess distribution (and taxed as described above). Instead, the electing U.S. shareholder would include annually in his gross income his pro rata share of the Company’s ordinary earnings and net capital gain (his “QEF inclusion”), regardless of whether such income or gain was actually distributed. A U.S. shareholder who makes a valid QEF election will recognize capital gain on any profit from the actual sale of his shares if those shares were held as capital assets.

          Alternatively, if a U.S. shareholder makes a mark-to-market election with respect to Company shares, such shareholder would be required annually to report any unrealized gain with respect to his shares as ordinary income, and any unrealized loss would be permitted as an ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain subsequently realized by an electing U.S. shareholder on a sale or other disposition of his Company shares also would be treated as ordinary income, but such shareholder would not be subject to an interest charge on his resulting tax liability. Special rules apply to a U.S. shareholder who held his PFIC stock prior to his first taxable year for which the mark-to-market election was effective.

          A U.S. shareholder with a valid QEF election in effect would not be taxed on any distributions paid by the Company to him to the extent of any QEF inclusions, but any distributions out of accumulated earnings and profits in excess thereof would be treated as taxable dividends. Such a shareholder would increase the tax basis in his Company shares by the amount of any QEF inclusions and reduce such tax basis by any distributions to him that are not taxable as described in the preceding sentence. Special rules apply to U.S. shareholders who make the QEF election and wish to defer the payment of tax on their annual QEF inclusions.

          Each shareholder who desires QEF treatment must individually elect such treatment. The QEF election must be made for the taxable year of the shareholder in which or with which the Company’s taxable year ends. A QEF election is effective for the shareholder’s taxable year and may not be revoked without the consent of the Internal Revenue Service (“IRS”). A shareholder of the Company who first held his Company shares after November 30, 2010, and who files his tax return on the basis of a calendar year may make a QEF election on his 2011 federal income tax return. A shareholder of the Company who first held his Company shares on or before that date may also make the QEF election on that return but should consult his tax advisor concerning the tax consequences and special rules that apply when a QEF election could have been made with respect to such shares for an earlier taxable year.

          A QEF election must be made by the due date, with extensions, of the federal income tax return for the taxable year for which the election is to apply. Under Treasury regulations, a QEF election is made on IRS Form 8621, which must be completed and attached to a timely filed federal income tax return in which the shareholder reports his QEF inclusion for the taxable year to which the election applies. In order to allow U.S. shareholders to make QEF elections and to comply with the applicable annual reporting requirements, the Company annually provides them a “PFIC Annual Information Statement” containing certain information required by Treasury regulations.

(1) Excluding qualified retirement plans, individual retirement accounts and other tax-exempt U.S. shareholders.

* For example, the Company paid annual dividends (restated for the 3-for-1 stock split in May 2010) of $0.34, $0.46, and $0.67 per share during 2010, 2009, and 2008, respectively, an average per year of $0.49 per share. Accordingly, any dividends paid during 2011 in excess of $0.6125 per share (125% of $0.49) would be treated as an excess distribution for that year. (All amounts in U.S. currency.)

** Because the Company is a PFIC, dividends it pays will not qualify for the 15% maximum U.S. federal income tax rate on “qualified dividend income” that individuals receive and instead will be taxed at rates up to 35%.

          In early 2012, the Company will send to U.S. shareholders the PFIC Annual Information Statement for its 2011 taxable year and post to its website @ www.asaltd.com. Such annual information statement may be used for purposes of completing Form 8621. A shareholder who either is subject to a prior QEF election or is making a QEF election for the first time must attach a completed Form 8621 to his federal income tax return each year. Other U.S. shareholders also must attach completed Forms 8621 to their federal income tax returns each year, but shareholders not electing QEF treatment will not need to report QEF inclusions thereon.

          The Internal Revenue Code was amended in 2010 by the addition of a new subsection that requires U.S. shareholders of a PFIC to file an annual report containing information the IRS requires. The Department of the Treasury and the IRS have announced that they intend to issue regulations under the new subsection and that the IRS intends to release a revised Form 8621 modified to reflect the requirements thereof. They went on to state that, pending the release of the revised form, the new reporting requirement is suspended for PFIC shareholders who or that are not otherwise required to file Form 8621 as provided in the current instructions to the form. PFIC shareholders with Form 8621 reporting obligations as provided in those instructions (e.g., upon disposition of stock of a PFIC or with respect to a QEF) must continue to file the current Form 8621 with a return filed before the release of the revised Form 8621.

          Special rules apply to U.S. persons who hold Company shares through intermediate entities or persons and to U.S. shareholders who directly or indirectly pledge their shares, including those in a margin account.

          Ordinarily, the tax basis that is obtained by a transferee of property on the property owner’s death is adjusted to the property’s fair market value on the date of death (or alternate valuation date). If a U.S. shareholder dies owning Company shares with respect to which he did not elect QEF treatment (or elected such treatment after the first taxable year in which he owned shares in which the Company was a PFIC and did not elect to recognize gain, as described above), the transferee of those shares will not be entitled to adjust the tax basis in such shares to their fair market value on the date of death (or alternate valuation date). In that case, in general, the transferee of such shares will take a basis in the shares equal to the shareholder’s basis therein immediately before his death. If a U.S. shareholder dies owning Company shares for which a valid QEF election was in effect for all taxable years in such shareholder’s holding period during which the Company was a PFIC (or the shareholder made a “deemed sale election”), then the basis increase generally will be available.

Dividend reinvestment and stock purchase plan

          Computershare Trust Company, N.A. (“Computershare”) has been authorized by the Company to offer and administer the Computershare Investment Plan, a direct stock purchase and dividend reinvestment plan (“CIP”) to shareholders as well as new investors or non-shareholders. Shareholders and new investors may elect to participate in the CIP by signing an enrollment form or by going to www.computer-share.com/investor and following the instructions. New investors or non shareholders must include a minimum initial investment of at least $500. Computershare as agent will apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) that become payable to such participant on the Company’s shares (including shares registered in his or her name and shares accumulated under the CIP) and (ii) any optional cash purchases ($50 minimum, subject to an annual maximum of $250,000) received from such participant.

          For the purpose of making purchases, Computershare will commingle each participant’s funds with those of all other participants in the CIP. The price per share of shares purchased for each participant’s account shall be the weighted average price of all shares purchased in the open market with the net funds available from a cash dividend and any voluntary cash purchases being invested. Any stock dividends or split shares distributed on shares held in the CIP will be credited to the participant’s account.

          A one-time $10 enrollment fee to establish a new account for a new investor or non-shareholder will be deducted from the purchase amount. For each participant, each dividend reinvestment will entail a transaction fee of 5% of the amount reinvested, up to a maximum of $3.00 plus $0.03 per share purchased. Each optional cash purchase by check or one-time online bank debit will entail a transaction fee of $5 plus $0.03 per share purchased. If a participant has funds automatically deducted monthly from his or her savings or checking account, for each debit the transaction fee is $2.50 plus $0.03 per share purchased. Fees will be deducted from the purchase amount. Each batch order sale will entail a transaction fee of $15 plus $0.12 per share sold. Each market order sale will entail a transaction fee of $25 plus $0.12 per share sold. Fees are deducted from the proceeds derived from the sale. All per share fees include any brokerage commissions Computershare is required to pay. Additional fees are charged by Computer-share for specific shareholder requests such as copies of account statements for prior years ($10 per year requested) and a returned check and ACH reject fee of $25.

          Participation in the CIP may be terminated by a participant at any time by written, telephone or Internet instructions to Computershare. Upon termination, a participant will receive a certificate for the whole number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares. Dividends reinvested by a shareholder under the CIP will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See “Certain tax information for U.S. shareholders” for more information regarding tax consequences of an investment in shares of the Company, including the effect of the Company’s status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

          To participate in the CIP, shareholders may not hold their shares in a “street name” brokerage account.

          Additional information regarding the CIP may be obtained from Computershare, P.O. Box 43078, Providence, RI 02940-3078. Information may also be obtained on the Internet at www.computershare.com/investor or by calling Computer-share’s Telephone Response Center at (781) 575-2879 between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

Results of proposals presented at the annual general meeting of shareholders

The following votes were cast at the Annual General Meeting of Shareholders held on March 10, 2011:

Election of Directors

		For	Against	Abstain

David J. Christensen		15,020,483	1,658,811	156,409
Phillip Goldstein		16,334,229	336,607	164,867
Michael L. Mead		16,438,353	243,528	153,822
Andrew Pegge		16,370,091	293,761	171,851
Robert A. Pilkington		15,038,068	1,648,583	149,052

Appointment of Independent Registered Public Accounting Firm

		For	Against	Abstain

Ernst & Young LLP		16,287,577	126,895	421,233

Proposal to change company name

	For	Against	Abstain	Broker Non-Votes

	14,829,845	1,920,713	85,146	0

Proxy voting

          The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the twelve month period ended June 30, 2011 are available on the Company’s website at www.asaltd.com and on the SEC’s website at www.sec.gov. A written copy of the Company’s policies and procedures is available without charge, upon request, by calling (800) 432-3378.

Form N-Q

          The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Company’s Forms N-Q also may be reviewed and copied at the Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings on Form N-Q also is included in the Company’s financial statements for the first and third quarters of each fiscal year which are available on the Company’s website at www.asaltd.com.

Common share repurchases

          Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Company is authorized to purchase its common shares in the open market if the discount to net asset value exceeds a certain threshold as determined by the Board of Directors from time to time. The Company may purchase its common shares in such amounts and at such prices as the Company may deem advisable. There can be no assurance that such action will reduce the discount. During fiscal year 2011, ASA repurchased 150,095 of its own shares at a cost of $4.6 million. The Company had 19,289,905 shares outstanding on November 30, 2011.

Board of Directors and Officers
of ASA Gold and Precious Metals
Limited

Directors are elected at each annual general meeting of shareholders to serve until the next annual general meeting. For the purposes of his position as a Director and Officer of the Company, the address of each director and officer is c/o ASA Gold and Precious Metals Limited, 400 S. El Camino Real, Suite 710, San Mateo, CA 94402.

Interested Director*

David Christensen (49)

Position held with the Company: President, and Chief Executive Officer since February 2009; Vice President-Investments from May 2007 to February 2009; Director since 2008; and Chief Investment Officer since May 2010

Other principal occupations during past 5 years: Vice President, Corporate Development for Gabriel Resources Ltd. from 2006 to 2008 and independent financial consultant from 2003 to 2006.
Other Directorships held by Director: Director of Denver Gold Group (non-profit industry association)

Independent Directors

Michael Mead (59)
Position held with the Company: Chairman (non-executive) since 2011; Director since 2010

Principal occupation during past 5 years: Held investment research and portfolio management positions from 1997 to his retirement in 2008, (Director—Global Equities from 2004 to 2008) with the Howard Hughes Medical Institute Investment Department which manages the Institute’s endowment.

Phillip Goldstein (66)
Position held with the Company: Director since 2008
Principal occupations during past 5 years: Self-employed investment advisor since 1992; principal of the general partner of six private investment partnerships in the Bulldog Investors group of funds.
Other Directorships held by Director: Director of Brantley Capital Corporation, Mexico Equity and Income Fund, Korea Equity Fund, and Special Opportunities Fund, Inc.

Andrew Pegge (48)
Position held with the Company: Deputy Chairman (non-executive) since February 2009; Director since 2008
Principal occupations during past 5 years: Director and Chief Executive Officer of Laxey Partners Limited (global active value fund manager) since 1999.

Robert Pilkington (66)
Position held with the Company: Director since 2004 (ASA Limited South Africa from 1979 to 2005)
Principal occupations during past 5 years: Investment banker and Managing Director of UBS Securities LLC and predecessor companies
Other Directorships held by Director: Director of Avocet Mining PLC (gold mining company)

Other Officers

Rodney Yee (51)

Position held with the Company: Chief Operating Officer, Chief Financial Officer, and Treasurer since September 2010 Other principal occupations during past 5 years: Chief Operating Officer and Chief Compliance Officer for California Investment Trust and affiliated companies from 2005 to 2010.

Steven Schantz (58)

Position held with the Company: General Counsel, Secretary, and Chief Compliance Officer since September 2010 Other principal occupations during past 5 years: Senior Counsel for Charles Schwab Investment Management, Inc. from 2001 to 2009.

* By reason of being an Officer of the Company

Privacy notice

         The Company is committed to protecting the financial privacy of its shareholders.

          We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders’ share accounts, to process transactions, to comply with shareholders’ requests of legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder’s name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company’s shareholders and former shareholders.

          We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company employees, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders’ accounts. The Company also maintains physical, electronic and procedural safeguards to protect the confidentiality of nonpublic personal information.

Other information

Executive Office
400 S. El Camino Real, Suite 710
San Mateo, CA 94402 U.S.A.
(800) 432-3378

Registered Office
Canon’s Court
22 Victoria Street
Hamilton HM 12, Bermuda

Independent Registered Public Accounting Firm
Ernst & Young LLP, New York, NY, U.S.A.

Counsel
Appleby, Hamilton, Bermuda
K&L Gates LLP, Washington, DC, U.S.A.

Custodian
JPMorgan Chase Bank, N.A.
New York, NY, U.S.A.

Fund Accountants
Kaufman Rossin Fund Services, LLC
Miami, FL, U.S.A.

Shareholder Services
ASA Gold and Precious Metals Limited
400 S. El Camino Real, Suite 710
San Mateo, CA 94402 U.S.A.
(800) 432-3378

Transfer Agent
Computershare Trust Company, N.A.
525 Washington Boulevard, Jersey City, NJ 07310, U.S.A.

Website: www.asaltd.com

The Semi-annual and Annual Reports of the Company and the latest valuation of net assets per share may be viewed on the Company’s website or may be requested from the Executive Office (800-432-3378). Shareholders are reminded to notify Computershare of any change of address.

Item 2.	Code of Ethics.

	(a)	The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

	(b)	Not applicable.

(c)

During the period covered by this report, there were no amendments to the code of ethics referred to in paragraph (a) of this Item that apply to a covered person and relate to any element of such code set forth in paragraph (b) of this Item 2.

	(d)	During the period covered by this report, there were no waivers to the provisions of the code of ethics referred to in paragraph (a) of this Item.

	(e)	Not applicable.

	(f)	A copy of the registrant’s code of ethics is filed herewith.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors has determined that Andrew Pegge, Chairman of the registrant’s Audit Committee, is an “audit committee financial expert” as defined in the instructions to Item 3 of Form N-CSR. Mr. Pegge is “independent” as defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees. The aggregate fees billed for professional services rendered by the independent auditors for the audit of the registrant’s annual financial statements and review of the semi-annual financial statements and services rendered in connection with statutory or regulatory filings for 2011 and 2010 were $99,000 and $99,000, respectively.

	(b)	Audit-Related Fees – There were no fees billed for assurance and related services rendered by the independent auditors that were reasonably related to the performance of the audit or review of the registrant’s financial statements for 2011 and 2010.

(c)

Tax Fees – The aggregate fees billed for professional services rendered by the independent auditors in connection with tax compliance, tax advice and tax planning for 2011 and 2010 were $6,000 and $6,000, respectively. The figures for 2011 and 2010 include fees billed for U.S. tax advisory services.

(d)	All Other Fees – There were no non-audit fees not disclosed above that were billed for products and services provided by the independent auditors for 2011 and 2010.

(e)(1)

The Audit Committee of the registrant has the sole authority to pre-approve all audit and non-audit services to be provided by the independent auditors, subject to the de minimis exceptions for non- audit services described in Section 10A(i)(1)B of the Securities Exchange Act of 1934 (“Exchange Act”) which are approved by the Committee prior to the completion of the audit. Any individual project that does not exceed $25,000 may be pre-approved by the chair of the Audit Committee. Any such pre-approval by the chair of the Audit Committee must be presented to the full Committee at its next scheduled meeting. Any proposed services exceeding that cost level requires specific pre-approval by the Audit Committee. Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approved policies and procedures established by the Committee, provided the Committee is informed of each such service. The Committee has not established such policies and procedures.

(e)(2)	None of the services described in paragraphs (b) – (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed by the independent auditors for non-audit services rendered to the registrant for 2011 and 2010 were $6,000 and $6,000, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)

The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the audit committee are: Messrs. Andrew Pegge (Chairman), Michael Mead, and Phillip Goldstein.

(b) Not applicable.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

ASA Gold and Precious Metals Limited

Proxy Voting Policies and Procedures

The following is a statement of the proxy voting policies and procedures of ASA Gold and Precious Metals Limited (“Company”).

Proxy Administration

The Company understands its proxy voting responsibilities and that proxy voting decisions may affect the long-term interests of its shareholders. The Company attempts to process every proxy vote it receives. However, voting proxies for shares of certain non-U.S. companies may involve significantly greater effort and cost than for shares of U.S. companies. There may be situations where the Company may not or cannot vote a proxy. For example, the Company may receive proxy material too late to act upon or the cost of voting may outweigh the benefit of voting. In addition, the Company may not receive proxy materials when it holds depository receipts, as opposed to the underlying securities. Certain issuers do not instruct the holding banks to solicit proxies from depository receipt holders.

Authority and responsibility to vote proxies with respect to the Company’s portfolio securities has been delegated to the President and, in his absence or inability to act, the Chief Compliance Officer. In evaluating proxy proposals, the President (or the Chief Compliance Officer, when appropriate) may consider information from various sources, including the board of directors (“board”) of the company presenting a proposal as well as independent sources. The ultimate decision rests with the President (or Chief Compliance Officer, when appropriate), who is accountable to the Board of Directors of the Company.

General Principles

In voting proxies, the Company will act solely in the best economic interests of its shareholders with the goal of maximizing the value of the Company’s portfolio. These policies and procedures are designed to promote accountability of a portfolio company’s management and board to its shareholders and to align their interests with those of shareholders. These policies and procedures recognize that a portfolio company’s managers are entrusted with the day-to-day operations of the company, as well as longer-term strategic planning, subject to the oversight of the company’s board.

The Company believes that the quality and depth of a portfolio company’s management and its board is an important consideration in determining the desirability of an investment. Accordingly, the recommendations of the board on many issues are given substantial weight in determining how to vote a proxy. However, each issue is considered on its own merits, and the position of the portfolio company’s board will not be supported whenever it is determined not to be in the best interests of the Company and its shareholders.

Specific Policies

A.	Routine Matters

1.

Election of Directors. In general, the Company will vote in favor of the board’s director nominees if they are running unopposed. The Company believes that the board is in the best position to evaluate the qualifications of its directors and the needs of a particular board. Nevertheless, the Company will vote against, or withhold its vote for, any nominee whom it feels is not qualified or lacks sufficient independence. When the board’s nominees are opposed in a proxy contest, the Company will evaluate which nominee’s publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbent.

2.

Ratification of Selection of Auditors. In general, the Company will rely on the judgment of the board in selecting the independent auditors. Nevertheless, the Company will examine the recommendation of the board in appropriate cases (e.g., where there has been a change in auditors based upon a disagreement on accounting matters).

3.

Stock Option and Other Equity Based Compensation Plan Proposals. The Company will generally approve the board’s recommendations with respect to the adoption or amendment of stock option plans and other equity based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.

B.	Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Because voting on transactions such as acquisitions, mergers, reincorporations and reorganizations involve considerations unique to each transaction, the Company does not have a general policy in regard to voting on those transactions. The Company will vote on a case-by-case basis on each transaction.

C.	Changes in Capital Structure

The Company evaluates proposed capital actions on a case-by-case basis and will generally defer to the board’s business analysis in support of such actions. In cases where proposed capital actions support proxy defenses or act to reduce or limit shareholder rights, particular consideration will be given to all the effects of the action and the Company’s vote will be made in a manner consistent with the objective of maximizing long-term shareholder value.

D.	Anti-Takeover Proposals

In general, the Company will vote against any proposal which the Company believes would materially contribute to preventing a potential acquisition or takeover, including proposals to:

• Stagger the board;
• Introduce cumulative voting;
• Introduce unequal voting rights;
• Create supermajority voting;
• Establish preemptive rights.

In general, the Company will vote in favor of any proposals to reverse the above.

E.	Shareholder Proposals Involving Social, Moral or Ethical Matters

In general, the Company will vote in accordance with the board’s recommendation on issues that primarily involve social, moral or ethical matters, although exceptions may be made in certain instances where the Company believes a proposal has substantial economic implications.

F.	Conflict of Interest

In view of the fact that the Company is internally managed and does not have an outside investment advisor, it is unlikely that conflicts of interest will arise in voting the proxies of the Company’s portfolio companies. The Company maintains a record of the affiliated persons and ownership of more than ½ of 1% of any publicly traded companies of each director and officer of the Company including the Chief Executive Officer, Chief Compliance Officer and Chief Financial Officer. The Chief Executive Officer is primarily responsible for voting the proxies of the Company’s portfolio companies. In the event that the Chief Executive Officer has a personal conflict of interest or is unable to vote, the proxy may be voted by the Chief Compliance Officer. In cases of a conflict of interest, a record shall be maintained confirming that the Company’s vote was made solely in the interests of the Company and without regard to any other consideration.

G.	Affiliated Entity

The Company’s Proxy Voting Policies and Procedures are also applicable to the Company’s wholly owned subsidiary, ASA Gold and Precious Metals Advisers LLC (“Adviser”). Authority and responsibility to vote proxies with respect to the Adviser’s client accounts has been delegated by the Adviser to the Adviser’s Managing Member and, in his absence or inability to act, the Adviser’s Chief Compliance Officer.

Date: June 17, 2011

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, the information set forth below is as of November 30, 2011.

(a)(1)

As of the date of this filing, February 7, 2012, David J. Christensen, President and Chief Executive Officer of the registrant since February 2009, is responsible for the day-to-day management of the registrant’s portfolio. Mr. Christensen joined the registrant in 2007 as Vice President – Investments and served in that capacity until February 2009. He served as Vice President, Corporate Development of Gabriel Resources Ltd. from 2006 to 2008; was an independent financial consultant from 2003 to 2006; and was Director of Fundamental Equity Research for Credit Suisse First Boston from 2002 to 2003.

(2)

Mr. Christensen is not responsible for the day-to-day management of the portfolio of any other registered investment company, other pooled investment vehicle or other account, except his personal accounts or those of members of his family. Conflicts of interest could arise when a portfolio manager personally buys, holds or sells securities held or to be purchased or sold by the registrant. The registrant has codes of ethics and procedures designed to address potential conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(3)

Mr. Christensen’s compensation consists of a fixed salary and a discretionary bonus, each as determined annually by the Board of Directors upon the recommendation of its Compensation Committee. In determining Mr. Christensen’s compensation, the Board of Directors and Compensation Committee consider his overall performance and his management responsibilities with the registrant, including those not related to the investment performance of the registrant’s portfolio. Investment performance is based on, among other things, relative performance to the Company’s benchmark, the FTSE Gold Mines Index. Mr. Christensen also receives reimbursement of medical insurance. The Company pays the premium for Mr. Christensen’s life insurance. In addition, under certain circumstances, Mr. Christensen may be entitled to compensation in the event that his services are terminated by the registrant.

	(4)	Mr. Christensen beneficially owns common shares of registrant having a value in the range of $10,001 to $50,000.

	(b)	Not applicable

Item 9.	Purchase of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units Purchased)		Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs		Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs

September 2011	150,095		$30.81	150,095		No Specified Limit

Total	150,095	(1)	$30.81	150,095	(2)

(1) There were no shares purchased other than through a publicly announced plan or program.

(2) The Board reauthorized the Company’s share repurchase plan on June 17, 2011.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant provided disclosure in response to Item 22(b)(15) of Schedule 14A in its proxy statement dated January 29, 2011.

Item 11.	Controls and Procedures

(a)

The President and Chief Executive Officer and the Chief Financial Officer and Treasurer, in their capacities as principal executive officer and principal financial officer of the registrant, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	The code of ethics that is the subject of disclosure under Item 2 above is attached hereto.

	(2)	The certification required by Rule 30a-2(a) under the 1940 Act is attached hereto.

	(3)	Not applicable.

(b)

The certification required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code is attached hereto. This certification is not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASA Gold and Precious Metals Limited

Date: February 7, 2012	By:	/s/ David Christensen
David Christensen
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Date: February 7, 2012	By:	/s/ David Christensen
David Christensen
President and Chief Executive Officer
(Principal Executive Officer)

Date: February 7, 2012	By:	/s/ Rodney Yee
Rodney Yee
Chief Financial Officer and Treasurer